SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
AMCAP FUND, INC>
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------------------------
-
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ---------------------------------------------------------------------------
    (5) Total fee paid:
    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ---------------------------------------------------------------------------
    (3) Filing Party:
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    (4) Date Filed:
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Notes:

                               AMCAP FUND, INC.

                               ----------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 MARCH 9, 1998

                               ----------------

To the Shareholders of
 AMCAP Fund, Inc.:

  A Meeting of Shareholders of AMCAP Fund, Inc. (the "Fund") will be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Monday, March 9, 1998 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a board of ten directors;

    (2) ratification of the selection, by the Board of Directors of Deloitte & Touche LLP as independent accountant for the Fund for the year ending February 28, 1998; and

    (3) such other matters as may properly come before the meeting.

  The Board of Directors has fixed January 6, 1998, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                                              By Order of the Board of
                                               Directors,

                                                    Julie F. Williams
                                                        Secretary

January 15, 1998

                                   IMPORTANT

    SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               AMCAP FUND, INC.
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071

                                --------------
                                PROXY STATEMENT
                   MEETING OF SHAREHOLDERS -- MARCH 9, 1998
                                --------------

  The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held on Monday, March 9, 1998. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about January 15, 1998.

  At the close of business on January 6, 1998, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 289,364,520 shares of capital stock, $1 par value, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

  With respect to the election of directors (Item 1), the 10 nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date.

  In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposals. Where brokers holding Fund shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those shares also will be treated as abstentions.

1.ELECTION OF DIRECTORS

  Mutual fund complexes, which consist of a number of funds sharing the same investment adviser, administrator and/or principal underwriter, follow varying practices in organizing the fund boards for corporate governance. Industry practices range from having a single set of directors serving as the board for every fund in the complex (and meeting for all funds simultaneously) to having entirely distinct board membership and separate board meetings for each fund in the complex. The American Funds Group, of which the Fund is a part, generally follows a middle course between those two extremes -- several, but not all, the funds share common board members who meet simultaneously as the boards of those funds. These common fund boards are referred to herein as "board clusters."

  Six equity and balanced funds in The American Funds Group, including the Fund, propose to realign their board clusters through election of certain new directors to each board. In some cases directors will resign from the board of a fund (or not stand for re-election by shareholders) in order to become affiliated with a different board cluster. The funds involved are: AMCAP Fund, Inc. ("AMCAP" or "the Fund"), American Mutual Fund, Inc. ("AMF"), American Balanced Fund, Inc. ("AMBAL"), Fundamental Investors, Inc. ("FI"), The Growth Fund of America, Inc. ("GFA"), and The Income Fund of America, Inc. ("IFA"). Currently, the AMF board meets as a single fund board, AMCAP and FI form a two-fund board cluster and AMBAL, GFA and IFA form a three-fund board cluster. The proposed realignment would create three new two-fund clusters: AMCAP and AMF; FI and GFA; and AMBAL and IFA.

  Based on their experience with corporate governance in these six funds, the funds' officers recommended the proposed realignment of the board clusters for two principal reasons. First, the officers have found that, for these funds, two-fund board clusters provide the most effective structure for board oversight of investment results and operations at regular board meetings. This is due, among other things, to the number of investment professionals involved with each fund through the investment adviser's multiple portfolio counselor system, in which several portfolio counselors individually manage a portion of the fund's assets and the research analysts as a group also manage a portion. The proposal would permit the AMF board to meet as part of a two-fund cluster (with AMCAP) rather than as a single fund, and it would reduce the present three-fund cluster (AMBAL, GFA and IFA) to a two-fund cluster (AMBAL and IFA). Second, the investment professionals primarily responsible for the management of each fund's assets generally belong to a particular investment unit of Capital Research and Management Company ("CRMC" or "the Investment Adviser"). The funds' officers believe that board oversight will be enhanced if, wherever practicable, there is substantial overlap of board membership across funds served principally by a particular CRMC investment unit. The proposed board clusters reflect this consideration.

  Upon the recommendation of the Nominating Committee of the Board of Directors of the Fund, the board voted unanimously to recommend that the 10 persons listed below be elected directors of the Fund at the meeting of shareholders. If elected, each is to hold office until a successor is elected and qualified. Because it is not anticipated that a meeting of shareholders will be held each year, a director's term will be indefinite in length. Five of the nominees for director -- Martin Fenton, Jr., Herbert Hoover III, Kirk
P. Pendleton, James W. Ratzlaff and R. Michael Shanahan -- currently serve as directors of the Fund and were elected by the shareholders at a meeting of shareholders held on June 15, 1993. Charles Wolf, Jr., a director of the Fund since 1991, is not standing for re-election since he has reached retirement age.

  Four nominees -- H. Frederick Christie, Mary Ann Dolan, Mary Myers Kauppila and Olin C. Robison -- currently serve as directors of AMF; they are being proposed as directors of AMCAP in order that they can serve on both funds in the new AMCAP/AMF cluster. Claudia P. Huntington, President and a portfolio counselor of the Fund, is also a nominee.

  Finally, five other current directors of AMCAP -- Walter P. Stern, Chairman of the Board, Guilford C. Babcock, Charles H. Black, Gail L. Neale and Henry
E. Riggs -- are not standing for re-election to the board of the Fund. (All except Walter P. Stern will continue to serve as directors of FI and will meet as part of the FI and GFA cluster.)

  Each of the nominees has agreed to serve as director if elected. If due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

                                                                                                                SHARES
                                                                                 MEMBERSHIPS ON              BENEFICIALLY
                                    CURRENT PRINCIPAL        YEAR             THE BOARD(S) OF OTHER         OWNED, DIRECTLY
        NAME OF NOMINEE              OCCUPATION AND          FIRST            REGISTERED INVESTMENT               OR
      (POSITION WITH FUND)        PRINCIPAL EMPLOYMENT     ELECTED A         COMPANIES AND PUBLICLY         INDIRECTLY, AT
            AND AGE             DURING PAST FIVE YEARS #   DIRECTOR              HELD COMPANIES             JANUARY 6, 1998
            -------             ------------------------   --------              --------------             ---------------
 H. Frederick Christie          Private investor; former   (Nominee)  The American Funds Group:                  1,465
 (Director Nominee)             President, The Mission                American Mutual Fund
 64                             Group (non-utility                    Capital World Growth and Income  Fund
                                holding company,                      Capital Income Builder
                                subsidiary of Southern                The Fixed Income Funds (12 funds)
                                California Edison                     The New Economy Fund
                                Company)                              SMALLCAP World Fund
                                                                      American Variable Insurance Series
                                                                      Ducommun, Inc.
                                                                      Ultramar Diamond Shamrock Corporation

 Mary Anne Dolan                Founder and President,     (Nominee)  The American Funds Group:                 16,710
 (Director Nominee)             M.A.D., Inc. (a                       American Mutual Fund
 50                             communications company)

 Martin Fenton, Jr. /1/ /2/ /3/ Chairman, Senior             1990     The American Funds Group:                  3,848
 (Director)                     Resources Group, Inc.                 American Mutual Fund
 62                             (management of senior                 The Fixed Income Funds (12 funds)
                                living centers)                       Fundamental Investors
                                                                      American Variable Insurance Series

 Herbert Hoover III /2/ /3/     Private investor             1967     The American Funds Group:                  2,000
 (Director)                                                           The Fixed Income Funds (12 funds)
 70                                                                   Fundamental Investors

 Claudia P. Huntington*         Senior Vice President,     (Nominee)  None                                      21,040++
 (President and                 Capital Research and
 Director Nominee)              Management Company
 45

 Mary Myers Kauppila            Founder and President,     (Nominee)  The American Funds Group:                    968
 (Director Nominee)             Energy Investment, Inc.               American Mutual Fund
 43                                                                   Capital Income Builder
                                                                      Capital World Growth and Income  Fund
                                                                      American Variable Insurance Series

 Kirk P. Pendleton /2/ /3/      President, Cairnwood,        1986     The American Funds Group:                  1,200
 (Director)                     Inc.                                  EuroPacific Growth Fund
 58                                                                   Fundamental Investors
                                                                      New Perspective Fund
                                                                      American Variable Insurance Series

 James W. Ratzlaff*             Senior Partner, The          1984     The American Funds Group:                  4,635++
 (Director)                     Capital Group Partners,               American Balanced Fund
 61                             L.P.; former Vice                     American Mutual Fund
                                Chairman of the Board,                Fundamental Investors
                                Capital Research and                  The Growth Fund of America
                                Management Company                    The Investment Company of  America
                                                                      The Income Fund of America
                                                                      New Perspective Fund

                                                                                                  SHARES
                                                                     MEMBERSHIPS ON            BENEFICIALLY
                          CURRENT PRINCIPAL        YEAR          THE BOARD(S) OF OTHER        OWNED, DIRECTLY
   NAME OF NOMINEE         OCCUPATION AND          FIRST         REGISTERED INVESTMENT              OR
 (POSITION WITH FUND)   PRINCIPAL EMPLOYMENT     ELECTED A       COMPANIES AND PUBLICLY       INDIRECTLY, AT
       AND AGE        DURING PAST FIVE YEARS #   DIRECTOR            HELD COMPANIES           JANUARY 6, 1998
       -------        ------------------------   --------            --------------           ---------------
 Olin C. Robison       President of the          (Nominee) The American Funds Group:               1,471
 (Director Nominee)    Salzburg Seminar;                   American Mutual Fund
 61                    President Emeritus,                 The Investment Company of  America
                       Middlebury College

 R. Michael Shanahan*  Chairman of the Board,      1986    The American Funds Group:              51,395++
 (Director)            Capital Research and                Fundamental Investors
 59                    Management Company

---------------------
   The American Funds Group consists of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by CRMC. CRMC also manages American Variable Insurance Series which serves as the underlying investment vehicle for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowment, Inc. whose shares may be owned only by tax-exempt organizations.
* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his or her affiliation with the Investment Adviser.
++ Includes shares beneficially held under a master retirement plan.
# Corporate positions, in some instances, may have changed during this period. /1/The Fund has an Audit Committee composed of the above-designated directors.
   The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.
/2/The Fund has a Nominating Committee which is composed of the above-designated directors. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. (Pursuant to rule 12b-1, the selection and nomination of directors who are not "interested persons" of the Fund must be committee to the discretion of the non-interested directors then in office.) While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."
/3/The Fund has a Contracts Committee which is composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposed to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

  Each director is paid a fee of $9,000 per annum plus $800 for each Board of Directors meeting attended and $400 for each meeting attended as a member of a committee of the Board of Directors.

  There were four Board of Directors, two Audit Committee, one Nominating Committee, and one Contracts Committee meeting during the year ended February 28, 1997. All incumbent directors, except Herbert Hoover III, attended at least 75% of all Board meetings and meetings of the committees of which they were members. Mr. Hoover attended 67%.

  The Fund pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                      TOTAL COMPENSATION
                                                    (INCLUDING VOLUNTARILY
                          AGGREGATE COMPENSATION   DEFERRED COMPENSATION/1/)
                          (INCLUDING VOLUNTARILY    FROM ALL FUNDS MANAGED    TOTAL NUMBER
                         DEFERRED COMPENSATION/1/)  BY CAPITAL RESEARCH AND  OF FUND BOARDS
                               FROM THE FUND          MANAGEMENT COMPANY        ON WHICH
                               DURING FISCAL           DURING THE FISCAL        DIRECTOR
  DIRECTOR OR NOMINEE       YEAR ENDED 2/28/97        YEAR ENDED 2/28/97       SERVES/2/
  -------------------       ------------------        ------------------       ---------
H. Frederick Christie...             none/3/               $157,250/4/              18
Mary Anne Dolan.........             none/3/                 26,500                  1
Martin Fenton, Jr.......          $14,200/5/                128,750/4/              16
Herbert Hoover III......           11,000                    64,050                 14
Claudia P. Huntington...             none/6/                   none/6/            none
Mary Myers Kauppila.....             none/3/                 79,950                  4
Kirk P. Pendleton.......           13,000/5/                 62,494/4/               5
James W. Ratzlaff.......             none/6/                   none/6/               8
Olin C. Robison.........             none/3/                 78,900                  2
R. Michael Shanahan.....             none/6/                   none/6/               2

---------------------
/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.
/2/ Includes funds managed by CRMC and affiliates.
/3/ H. Frederick Christie, Mary Anne Dolan, Mary Myers Kauppila and Olin C.
    Robison have been nominated as directors of the Fund and as such have not received any remuneration from the Fund as of this time.
/4/ A portion of these individuals' total compensation is deferred.
/5/ Since the plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating directors is as follows: Martin Fenton, Jr. ($21,751) and Kirk P. Pendleton ($51,040). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.
/6/ Claudia P. Huntington, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Fund's Investment Adviser and, accordingly, receive no remuneration from the Fund.

                           OTHER EXECUTIVE OFFICERS

           NAME                                                     OFFICER
   (POSITION WITH FUND)                                           CONTINUOUSLY
         AND AGE                  PRINCIPAL OCCUPATION (1)         SINCE (2)
         -------                  ------------------------         ---------
 Timothy D. Armour        37      Capital Research Company,           1996
 (Senior Vice President)          Chairman of the Board
                                  Capital Research and
                                  Management Company,
                                  Director

 Paul G. Haaga, Jr.       49      Capital Research and                1994
 (Senior Vice President)          Management Company,
                                  Director and Executive Vice
                                  President

 James B. Lovelace        41      Capital Research and                1996
 (Senior Vice President)          Management Company,
                                  Senior Vice President

 Julie F. Williams        49      Capital Research and                1984
 (Secretary)                      Management Company,
                                  Vice President -- Fund
                                  Business Management Group

 Mary C. Hall             40      Capital Research and                1986
 (Treasurer)                      Management Company,
                                  Senior Vice President -- Fund
                                  Business Management Group

---------------------
(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.
(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

  NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL DIRECTORS AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON JANUARY 6, 1998.

2.RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

  Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 1998. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

OTHER MATTERS

  Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy a discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

  Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                                 MISCELLANEOUS

  Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and
5300 Robin Hood Road, Norfolk, VA 23513.

  The solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors of the Fund. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally.

  A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CA 90071, OR BY TELEPHONING 800/421-0280. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                              By Order of the Board of
                                               Directors,

                                                    Julie F. Williams
                                                        Secretary

January 15, 1998

PROXY                                                   AMCAP FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND FOR THE MEETING OF SHAREHOLDERS TO BE HELD MARCH 9, 1998

The undersigned hereby appoints Paul G. Haaga, Jr., Mary C. Hall and Julie F. Williams and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the fund, 333 S. Hope Street, 55th Floor, Los Angeles, California, 90071 on Monday, March 9, 1998 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.


--DETACH ALONG PERFORATION AND RETURN IN THE ENVELOPE PROVIDED--


IMPORTANT

SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.

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IMPORTANT INSTRUCTIONS FOR COMPLETING YOUR PROXY VOTE
[AMERICAN FUNDS LOGO(R)]

- Please fill in the ovals in red or black ink.

- Sign and date your proxy.

- Detach proxy and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.


ADDRESS CORRECTION

If address is not correct as shown, please make correction on this form. DETACH FROM PROXY and return to American Funds Service Company in the enclosed envelope.


------IMPORTANT - PLEASE DETACH ALONG PERFORATION------------

                                                           AMCAP Fund PROXY

1.  Election of Directors: // To vote for all nominees   //  To withhold
    your vote from all nominees

    - H. Frederick Christie
    - Mary Anne Dolan
    - Martin Fenton, Jr.
    - Herbert Hoover III
    - Claudia P. Huntington
    - Mary Myers Kauppila
    - Kirk P. Pendleton
    - James W. Ratzlaff
    - Olin C. Robison
    - R. Michael Shanahan

To WITHHOLD your vote for any individual nominee, write the nominee's name(s) on the line below.

                       Account Number:
                       Shares owned as of January 6, 1998


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                                            FOR  AGAINST  ABSTAIN

2.  Ratification of selection of
    Deloitte & Touche LLP as independent
    accountant:                             //    //        //

    In their discretion, upon other
    matters as may properly come
    before the meeting.


SHAREHOLDER(S) PLEASE SIGN HERE

X _______________________    X ________________________
  Signed                       Signed                  ________

                                                        Date